UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2018

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

On December 19, 2018 (the “Closing Date”), Par Hawaii Refining, LLC (“PHR”), an indirect subsidiary of Par Pacific Holdings, Inc. (the “Company”) wholly-owned by Par Petroleum, LLC, completed its previously announced acquisition (the “Acquisition”) of all of the limited liability company interests of Eagle Island, LLC, a Delaware limited liability company (“Eagle”), pursuant to that certain Topping Unit Purchase Agreement dated as of August 29, 2018 (the “Purchase Agreement”), among PHR, IES Downstream, LLC, a Delaware limited liability company (“IES”), Eagle, and, solely for certain purposes specified in the Purchase Agreement, the Company. Pursuant to the Purchase Agreement, immediately prior to the Acquisition, IES contributed certain of its refining units and related assets in Hawaii to Eagle (the “Topping Units”). The purchase price for the Acquisition was $45 million, payable with $30 million in cash and 860,502 shares (the “Base Shares”) of the Company’s common stock, par value $0.01 (the “Common Stock”). The purchase price will be adjusted by the value of hydrocarbon and certain nonhydrocarbon inventory at the Closing Date, with the initial adjustment for the nonhydrocarbon inventory paid for by the issuance of 247,700 shares (such shares together with the Base Shares, the “Shares”) of Common Stock at the Closing Date, and for certain prorated expenses related to the ownership of the Topping Units.

In connection with the closing of the Acquisition, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of the Closing Date, with IES. The Registration Rights Agreement requires the Company (i) to file, no later than the third day following the Closing Date, with the Securities and Exchange Commission (the “SEC”) a shelf registration statement covering resales of the Shares, (ii) to use its commercially reasonable efforts to cause such shelf registration statement to be declared effective by the SEC no later than (A) 90 days after the Closing Date or (B) if earlier, three business days after the date on which the SEC informs the Company (I) that it will not review such shelf registration statement or (II) that the Company may request acceleration of such shelf registration statement, and (iii) to use its commercially reasonable efforts to keep such shelf registration statement effective until the earlier of (A) the date on which all of the Shares have been sold, (B) the date on which the Shares may be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, without (I) notice or current information requirements, (II) manner of sale restrictions, or (III) volume or other restrictions, or (B) the fifth anniversary of the Closing Date. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1, and incorporated by reference herein.

Item 3.02     Unregistered Sales of Equity Securities.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the issuance of the Shares to IES pursuant to the terms of the Purchase Agreement is incorporated by reference into this Item 3.02. No finders’ fees or commissions were paid to any party in connection with the issuance of the Shares. The Shares were issued by the Company in a private placement transaction in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01.     Regulation FD Disclosure.

On the Closing Date, the Company issued a news release announcing the closing of the Acquisition. The news release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements with respect to the Acquisition are forward-looking statements. Additionally, forward looking statements are subject to certain risks, trends, and uncertainties. The Company cannot provide assurances that the assumptions upon which these forward-

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looking statements are based will prove to have been correct.  Should one of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K.  The Company does not intend to update or revise any forward-looking statements made herein or any other forward looking statements as a result of new information, future events or otherwise. The Company further expressly disclaims any written or oral statements made by a third party regarding the subject matter of this Current Report on Form 8-K.

Item 8.01    Other Events

In connection with the closing of the Acquisition, the parties entered into a number of ancillary agreements, including a long-term agreement with IES to utilize IES’ retained logistics assets in Hawaii for the storage and throughput of crude oil and refined products necessary for the operation of the Topping Units.
Item 9.01    Financial Statements and Exhibits

(d)     Exhibits

4.1	Registration Rights Agreement, dated December 19, 2018, between Par Pacific Holdings, Inc. and IES Downstream, LLC.

99.1    News Release, dated December 19, 2018.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 19, 2018

PAR PACIFIC HOLDINGS, INC.

By:	/s/ J. Matthew Vaughn
J. Matthew Vaughn
Senior Vice President and General Counsel

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